                                                     COURTSIDE ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                            FINANCIAL STATEMENTS
                 FOR THE PERIODS FROM MARCH 18, 2005 (INCEPTION) TO JULY 7, 2005
                                 AND MARCH 18, 2005 (INCEPTION) TO APRIL 8, 2005

                                                     COURTSIDE ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                        3

FINANCIAL STATEMENTS

    Balance Sheets                                                             4
    Statements of Operations                                                   5
    Statements of Stockholders' Equity                                         6
    Statements of Cash Flows                                                   7

NOTES TO FINANCIAL STATEMENTS                                               8-13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Courtside Acquisition Corp.

We have audited the accompanying balance sheets of Courtside Acquisition Corp.
(a corporation in the development stage) as of July 7, 2005 and April 8, 2005, and the related statements of operations, stockholders' equity and cash flows for the periods from March 18, 2005 (inception) to July 7, 2005 and March 18,
2005 (inception) to April 8, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Courtside Acquisition Corp. as of July 7, 2005 and April 8, 2005, and the results of its operations and its cash flows for the periods from March 18, 2005 (inception) to July 7, 2005 and
March 18, 2005 (inception) to April 8, 2005 in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP

Goldstein Golub Kessler LLP
New York, New York

July 7, 2005

                                      -3-

                                                     COURTSIDE ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                                  BALANCE SHEETS
--------------------------------------------------------------------------------



                                                        July 7, 2005    April 8, 2005
                                                        ------------    -------------

ASSETS
Current assets:
     Cash                                               $  2,136,324    $     95,000
     Cash held in Trust Fund (Note 1)                     63,720,000            --
      Prepaid expenses                                       128,843            --
     Deferred offering costs                                       0          25,000
                                                        ------------    ------------
Total current assets                                    $ 65,985,167    $    110,000
                                                        ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accrued expenses                                   $     86,444    $        750
     Accounts payable                                        116,700            --
     Notes payable, stockholder (Note 3)                     100,000          95,000
                                                        ------------    ------------
          Total current liabilities                          303,144          95,750
                                                        ------------    ------------

Common stock, subject to possible redemption,
     2,398,800 shares at conversion value (Note 1)        12,737,628            --
                                                        ------------    ------------

Commitment (Note 4)

Stockholders' equity (Notes 1, 2, 5 and 6)
     Preferred stock, $.0001 par value, Authorized
          1,000,000 shares; none issued
     Common stock, $.0001 par value
          Authorized 50,000,000 shares
          Issued and outstanding 15,000,000 shares
               (which includes 2,398,800 subject to
               possible conversion) and
               3,000,000 shares, respectively                  1,500             300
     Additional paid-in capital                           52,949,946          24,700
     Deficit accumulated during development stage             (7,051)           (750)
                                                        ------------    ------------

          Total stockholders' equity                      52,944,395          24,250
                                                        ------------    ------------
Total liabilities and stockholders' equity              $ 65,985,167    $    120,000
                                                        ============    ============


                 See accompanying notes to financial statements

                                      -4-

                                                     COURTSIDE ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                        STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                               Period from          Period from
                                             March 18, 2005       March 18, 2005
                                             (inception) to       (inception) to
                                              July 7, 2005         April 8, 2005
                                              ------------         -------------
Expenses:

     Formation and operating costs            $    (7,051)          $      (750)
                                              -----------           -----------

Net loss for the period                       $    (7,051)          $      (750)
                                              -----------           -----------

Net loss per share basic and diluted          $      (.00)          $      (.00)
                                              -----------           -----------

Weighted average shares outstanding             3,857,143             3,000,000
                                              -----------           -----------

                 See accompanying notes to financial statements.

                                       -5-

                                                     COURTSIDE ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                              STATEMENTS OF STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------



                                                            Common Stock            Additional   Deficit accumulated
                                                            ------------             Paid-In         during the
                                                         Shares       Amount         Capital      development stage      Total
                                                         ------       ------         -------      -----------------      -----

Sale of 3,000,000 shares of common stock to
   initial stockholders on March 18, 2005 at
   $.0083 per share                                    3,000,000   $        300   $     24,700      $       --        $     25,000

Net loss for the period                                     --             --             --                (750)             (750)
                                                      ----------   ------------   ------------      ------------      ------------
Balance, April 8, 2005                                 3,000,000            300         24,700              (750)           24,250
Sale of 12,000,000 units, net of underwriters'
   discount and offering expenses (includes
   2,398,800 shares subject to possible conversion)   12,000,000          1,200     65,662,774              --          65,663,974
Proceeds subject to possible conversion of
   2,398,800 shares                                         --             --      (12,737,628)             --         (12,737,628)

Proceeds from issuance of option                            --             --              100              --                 100

Net loss for the period                                     --             --             --              (6,301)           (6,301)
                                                      ----------   ------------   ------------      ------------      ------------
Balance, July 7, 2005                                 15,000,000   $      1,500   $ 52,949,946      $     (7,051)     $ 52,944,395
                                                      ==========   ============   ============      ============      ============


                 See accompanying notes to financial statements.

                                      -6-

                                                     COURTSIDE ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                        STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------


                                                                   March 18, 2005       March 18, 2005
                                                                   (inception) to       (inception) to
                                                                    July 7, 2005         April 8, 2005
                                                                    ------------         -------------

CASH FLOWS FROM OPERATING ACTIVITIES
       Net loss                                                     $     (7,051)        $       (750)
         Increase in prepaid expenses                                   (128,843)                --
         Increase in accrued expenses and accounts payable               113,144                  750
                                                                    ------------         ------------
           Net cash used in operating activities                         (22,750)                --
                                                                    ------------         ------------
CASH FLOWS FROM INVESTING ACTIVITIES
     Cash held in Trust Fund                                         (63,720,000)                --
                                                                    ------------         ------------
           Net cash used in investing activities                     (63,720,000)                --
                                                                    ------------         ------------
CASH FLOWS FROM FINANCING ACTIVITIES
     Gross proceeds of public offering                                72,000,000                 --
     Proceeds from notes payable, stockholders                           100,000               95,000
     Proceeds from sale of shares of common stock                         25,000               25,000
     Proceeds from issuance of option                                        100                 --
     Payment of costs of public offering                              (6,246,026)             (25,000)
                                                                    ------------         ------------
           Net cash provided by financing activities                  65,879,074               95,000
                                                                    ------------         ------------
Net increase in cash                                                   2,136,324               95,000
Cash at beginning of the period                                             --                   --
                                                                    ------------         ------------
Cash at end of the period                                           $  2,136,324         $     95,000
                                                                    ============         ============
         Non cash financing activity:
                  Accrual of costs of public offering               $     90,000         $       --
                                                                    ============         ============


                 See accompanying notes to financial statements

                                      -7-

                                                     COURTSIDE ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION         Courtside Acquisition Corp. (the "Company") was
   AND                  incorporated in Delaware on March 18, 2005 as a blank
   BUSINESS             check company whose objective is to acquire an operating
   OPERATIONS           business.

                        All activity from March 18, 2005 (inception) through
                        July 7, 2005 relates to the Company's formation and
                        initial public offering described below. The Company has
                        selected December 31 as its fiscal year-end.

                        The registration statement for the Company's initial
                        public offering ("Offering") was declared effective June
                        30, 2005. The Company consummated the offering on July
                        7, 2005 and received net proceeds of approximately
                        $65,664,000 (Note 2). The Company's management has broad
                        discretion with respect to the specific application of
                        the net proceeds of this Offering, although
                        substantially all of the net proceeds of this Offering
                        are intended to be generally applied toward consummating
                        a business combination with an operating business
                        ("Business Combination"). Furthermore, there is no
                        assurance that the Company will be able to successfully
                        effect a Business Combination. An amount of $63,720,000
                        of the net proceeds is being held in an interest-bearing
                        trust account ("Trust Account") until the earlier of (i)
                        the consummation of a Business Combination or (ii)
                        liquidation of the Company. Under the agreement
                        governing the Trust Account, funds will only be invested
                        in United States "government securities" within the
                        meaning of Section 2(a)(16) of the Investment Company
                        Act of 1940 with a maturity of 180 days or less, or in
                        money market funds meeting certain conditions under Rule
                        2a-7 promulgated under the Investment Company Act of
                        1940. The placing of funds in the Trust Account may not
                        protect those funds from third party claims against the
                        Company. Although the Company will seek to have all
                        vendors, prospective target businesses or other entities
                        it engages, execute agreements with the Company waiving
                        any right, title, interest or claim of any kind in or to
                        any monies held in the Trust Account, there is no
                        guarantee that they will execute such agreements. Two of
                        the Company's officers have severally agreed that they
                        will be personally liable to ensure that the proceeds in
                        the Trust Account are not reduced by the claims of
                        target businesses or vendors or other entities that are
                        owed money by the Company for services rendered or
                        contracted for or products sold to the Company. However,
                        there can be no assurance that these officers will be
                        able to satisfy those obligations. The remaining net
                        proceeds (not held in the Trust Account) may be used for
                        tax payments and business, legal and

                                      -8-

                                                     COURTSIDE ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        accounting due diligence on prospective acquisitions and
                        continuing general and administrative expenses.

                        The Company, after signing a definitive agreement for
                        the acquisition of a target business, will submit such
                        transaction for stockholder approval. In the event that
                        stockholders owning 20% or more of the shares sold in
                        the Offering vote against the Business Combination and
                        exercise their conversion rights described below, the
                        Business Combination will not be consummated.

                        All of the Company's stockholders prior to the Offering,
                        including all of the officers and directors of the
                        Company ("Initial Stockholders"), have agreed to vote
                        their 3,000,000 founding shares of common stock in
                        accordance with the vote of the majority in interest of
                        all other stockholders of the Company ("Public
                        Stockholders") with respect to any Business Combination.
                        After consummation of a Business Combination, these
                        voting safeguards will no longer be applicable.

                                      -9-

                                                     COURTSIDE ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        With respect to a Business Combination which is approved
                        and consummated, any Public Stockholder who voted
                        against the Business Combination may demand that the
                        Company convert his or her shares. The per share
                        conversion price will equal the amount in the Trust
                        Account, calculated as of two business days prior to the
                        consummation of the proposed Business Combination,
                        divided by the number of shares of common stock held by
                        Public Stockholders at the consummation of the Proposed
                        Offering. Accordingly, Public Stockholders holding
                        19.99% of the aggregate number of shares owned by all
                        Public Stockholders may seek conversion of their shares
                        in the event of a Business Combination. Such Public
                        Stockholders are entitled to receive their per share
                        interest in the Trust Account computed without regard to
                        the shares held by Initial Stockholders. Accordingly, a
                        portion of the net proceeds from the offering (19.99% of
                        the amount held in the Trust Account) has been
                        classified as common stock subject to possible
                        conversion in the accompanying July 7, 2005 balance
                        sheet.

                        The Company's Certificate of Incorporation, as amended,
                        provides for mandatory liquidation of the Company in the
                        event that the Company does not consummate a Business
                        Combination within 18 months from the date of the
                        consummation of the Offering, or 24 months from the
                        consummation of the Offering if certain extension
                        criteria have been satisfied. In the event of
                        liquidation, it is likely that the per share value of
                        the residual assets remaining available for distribution
                        (including Trust Account assets) will be less than the
                        initial public offering price per share in the Offering
                        and since no value would be attributed to the Warrants
                        contained in the Units sold (Note 2).

                        Deferred income taxes are provided for the differences
                        between the bases of assets and liabilities for
                        financial reporting and income tax purposes. A valuation
                        allowance is established when necessary to reduce
                        deferred tax assets to the amount expected to be
                        realized.

                        The Company recorded a deferred income tax asset for the
                        tax effect of net operating loss carryforwards and
                        temporary differences, aggregating approximately $2,397
                        and $255 at July 7, 2005 and April 8, 2005,
                        respectively. In recognition of the uncertainty
                        regarding the ultimate

                                      -10-

                                                     COURTSIDE ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        amount of income tax benefits to be derived, the Company
                        has recorded a full valuation allowance at July 7, 2005
                        and April 8, 2005.

                        The effective tax rate differs from the statutory rate
                        of 34% due to the increase in the valuation allowance.

                        Loss per share is computed by dividing net loss by the
                        weighted-average number of shares of common stock
                        outstanding during the period.

                        The preparation of financial statements in conformity
                        with accounting principles generally accepted in the
                        United States of America requires management to make
                        estimates and assumptions that affect the reported
                        amounts of assets and liabilities at the date of the
                        financial statements and the reported amounts of
                        expenses during the reporting period. Actual results
                        could differ from those estimates.

                        Management does not believe that any recently issued,
                        but not yet effective, accounting standards if currently
                        adopted would have a material effect on the accompanying
                        financial statements.

2.  INITIAL PUBLIC      On July 7, 2005, the Company sold 12,000,000 units
    OFFERING            ("Units") in the Offering. Each Unit consists of one
                        share of the Company's common stock, $.0001 par value,
                        and two Redeemable Common Stock Purchase Warrants
                        ("Warrants"). Each Warrant entitles the holder to
                        purchase from the Company one share of common stock at
                        an exercise price of $5.00 commencing the later of the
                        completion of a Business Combination or one year from
                        the effective date of the Offering and expiring four
                        years from the effective date of the Offering. The
                        Warrants will be redeemable at a price of $.01 per
                        Warrant upon 30 days' notice after the Warrants become
                        exercisable, only in the event that the last sale price
                        of the common stock is at least $8.50 per share for any
                        20 trading days within a 30 trading day period ending on
                        the third day prior to the date on which notice of
                        redemption is given. In connection with the Offering,
                        the Company paid the underwriters an underwriting
                        discount of 7% of the gross proceeds of the Offering and
                        a non-accountable expense allowance of 1% of the gross
                        proceeds of the Offering. In connection with the
                        Offering, the Company also issued an option, for $100,
                        to the representative of the underwriters to purchase
                        600,000 Units at an exercise price of $7.50 per Unit.
                        The option may be exercised for cash or on a "cashless"
                        basis, at the holder's option, such that the holder may
                        use the appreciated value of the option (the difference
                        between the exercise prices of the option and the
                        underlying warrants and the market price of the units
                        and underlying securities) to exercise the option
                        without the payment of any cash. In addition, the
                        warrants underlying such Units are exercisable at $6.65
                        per share.

                                      -11-

                                                     COURTSIDE ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3. DEFERRED OFFERING    Deferred offering costs consist principally of legal and
   COSTS                underwriting fees incurred through April 8, 2005 that
                        are directly related to the Offering and that were
                        charged to stockholders' equity upon the receipt of the
                        capital raised.

4. NOTE PAYABLE,        The Company issued $100,000 unsecured promissory notes
   STOCKHOLDER          to an Initial Stockholder, who is also an officer. The
                        notes are non interest-bearing and will be paid from the
                        net proceeds of the Offering.

5. COMMITMENTS AND      The Company presently occupies office space provided by
   RELATED PARTY        an affiliate of several of the Initial Stockholders.
   TRANSACTIONS         Such affiliate has agreed that, until the Company
                        consummates a Business Combination, it will make such
                        office space, as well as certain office and secretarial
                        services, available to the Company, as may be required
                        by the Company from time to time. The Company has agreed
                        to pay such affiliate $7,500 per month for such services
                        commencing on the effective date of the Offering. The
                        statement of operations for the period ended July 7,
                        2005 includes $1,944 related to this agreement.

                        The Company engages and proposes to engage in ordinary
                        course banking relationships on customary terms with
                        Alpine Capital Bank ("ACB"). ACB is a New York State
                        chartered FDIC insured commercial bank. The Company's
                        Chairman is a director and stockholder of the bank, the
                        Company's President is a stockholder of the bank and the
                        Company's advisor is the Chairman and a stockholder of
                        the bank.

                        Pursuant to letter agreements dated April 15, 2005 with
                        the Company and the Representative, the Initial
                        Stockholders have waived their right to receive
                        distributions with respect to their founding shares upon
                        the Company's liquidation.

                        The Company's Chairman and the Company's President and
                        advisor or persons or entities associated or affiliated
                        with such individuals have agreed with the
                        Representative that within the first six month period
                        after separate trading of the Warrants has commenced,
                        they or certain of their affiliates or designees will
                        collectively purchase up to 2,400,000 Warrants in the
                        public marketplace at prices not to exceed $0.70 per
                        Warrant.

                        Pursuant to an agreement, the Initial Stockholders are
                        entitled to registration rights with respect to their
                        founding shares. The holders of the majority of these
                        shares are entitled to make up to two demands that the
                        Company register these shares at any time commencing
                        three months

                                      -12-

                        prior to the third anniversary of the effective date of
                        the Offering. In addition, the Initial Stockholders have
                        certain "piggy-back" registration rights on registration
                        statements filed subsequent to the third anniversary of
                        the effective date of the Offering.

                        The Company has paid the fees and issued the securities
                        to the underwriters in the Offering as described in Note
                        2 above.

6. PREFERRED STOCK      The Company is authorized to issue 1,000,000 shares of
                        preferred stock with such designations, voting and other
                        rights and preferences as may be determined from time to
                        time by the Board of Directors.

7. COMMON STOCK         At July 7, 2005, 25,800,000 shares of common stock were
                        reserved for issuance upon exercise of redeemable
                        warrants and underwriters' unit purchase option.

                                       -13-